UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  June 27, 2006

The First Marblehead Corporation

(Exact name of registrant as specified in charter)

Delaware	001-31825	04-3295311
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

The Prudential Tower 800 Boylston Street, 34th Floor Boston, Massachusetts	02199-8157
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (800) 895-4283

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On June 27, 2006, The First Marblehead Corporation (the “Corporation”) entered into a letter agreement (the “Letter”) with Stephen E. Anbinder, Vice Chairman of the Corporation, in connection with his retirement from the Corporation on June 30, 2006.

The Letter memorializes:

•                  an agreement by Mr. Anbinder to provide such consulting, advisory and related services as the Corporation may reasonably request from time to time (the “Services”);

•                  an affirmation by Mr. Anbinder of his obligations pursuant to an invention, non-disclosure, non-competition and non-solicitation agreement with the Corporation dated September 14, 2005; and

•                  an agreement by the Corporation to continue health insurance coverage for Mr. Anbinder for the remainder of his life.

Mr. Anbinder has agreed to provide Services for the twelve month period ending on June 30, 2007 (the “Initial Period”). Thereafter, he has agreed to provide Services for successive six-month periods (each, a “Renewal Period”), unless either the Corporation or Mr. Anbinder provides written notice to the other party at least thirty days prior to the expiration of the Initial Period or the then-current Renewal Period, as applicable. In addition, after September 30, 2006, either the Corporation or Mr. Anbinder may terminate the Services upon 30 days’ prior written notice.

During each six-month period of the Initial Period, and during any Renewal Period, Mr. Anbinder has agreed to devote at least 250 hours to the performance of Services, and the Corporation has agreed to pay Mr. Anbinder fees of $25,000 per month. In addition, the Corporation has agreed to maintain Mr. Anbinder’s office, including information technology systems, for so long as he provides Services.

Mr. Anbinder will continue to serve as a director of the Corporation following his retirement. He will not be entitled to compensation for his service as a director, however, until such time as he qualifies as an “independent director” under the rules of the New York Stock Exchange.

The foregoing summary is qualified in its entirety by reference to the Letter, a copy of which is attached as exhibit 99.1 to this current report on Form 8-K and incorporated herein by reference.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On June 30, 2006, Stephen E. Anbinder retired as an employee of the Corporation. Mr. Anbinder will continue serve as a director of the Corporation following his retirement and has agreed to provide the Services summarized under Item 1.01 above, which summary is qualified in its entirety by reference to exhibit 99.1 to this current report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d)  Exhibits.

99.1	Letter Agreement, dated June 27, 2006, between the Corporation and Stephen E. Anbinder.
99.2

Form of Invention, Non-Disclosure, Non-Competition and Non-Solicitation Agreement. Incorporated by reference to exhibit 10.2 to the quarterly report on Form 10-Q of the Corporation for the quarterly period ended September 30, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE FIRST MARBLEHEAD CORPORATION

Date: June 30, 2006	By:	/s/ Peter B. Tarr
Peter B. Tarr Chairman of the Board and General Counsel

EXHIBIT INDEX

Exhibit No.	Description

99.1	Letter Agreement, dated June 27, 2006, between the Corporation and Stephen E. Anbinder.
99.2

Form of Invention, Non-Disclosure, Non-Competition and Non-Solicitation Agreement. Incorporated by reference to exhibit 10.2 to the quarterly report on Form 10-Q of the Corporation for the quarterly period ended September 30, 2005.